Exhibit 99.1

Contact:    Dave Farmer

                  508-293-7206

                  farmer_dave@emc.com

EMC REPORTS THIRD-QUARTER

2009 FINANCIAL RESULTS;

REVENUE AHEAD OF COMPANY EXPECTATIONS

Highlights

•	Third-quarter consolidated revenue up 8% sequentially; Ahead of prior company outlook of 4% to 5% sequential growth

•	Third-quarter GAAP net income up 45% sequentially; Non-GAAP net income up 34% sequentially

•	Third-quarter GAAP diluted EPS up 40% sequentially; Non-GAAP diluted EPS up 28% sequentially

•	Strong sequential increase in gross and operating margins

•	Year-to-date operating cash flow – $2.3 billion; Year-to-date free cash flow – $1.8 billion

HOPKINTON, Mass. – October 22, 2009 – EMC Corporation (NYSE:EMC), the world leader in information infrastructure solutions, today reported third-quarter 2009 consolidated revenue that exceeded company expectations for the quarter. The company achieved third-quarter revenue of $3.52 billion, an increase of 8% compared with the second quarter of 2009. The results exceeded previous company outlook of 4% to 5% sequential revenue growth. Third-quarter GAAP net income attributable to EMC reached $298.2 million, an increase of 45% sequentially and GAAP diluted earnings per share were $0.14, an increase of 40% sequentially. Third-quarter 2009 non-GAAP1 net income attributable to EMC increased 34% sequentially, reaching $480.3 million or $0.23 per diluted share, an increase of 28% sequentially.

Third-quarter consolidated revenue of $3.52 billion declined 5% compared with the year-ago period. Third-quarter 2009 GAAP net income attributable to EMC compares with $393.4 million or $0.19 per diluted share for the third quarter of 2008 and third-quarter 2009 non-GAAP net income attributable to EMC compares with $510 million or $0.24 per diluted share achieved in the third quarter of 2008.2

In the third quarter, EMC generated operating cash flow of $888 million and free cash flow of $745 million and ended the quarter with cash and investments of $8.4 billion. Year to date, EMC has generated operating cash flow of $2.3 billion and free cash flow of $1.8 billion.

Joe Tucci, EMC Chairman and Chief Executive Officer, said, “I am very pleased with EMC’s solid financial performance in a challenging economic climate. While remaining closer than ever to customers, we made additional progress optimizing our cost structure, expanded our product portfolio, strengthened our partner ecosystem and positioned EMC to capitalize on four of the higher-growth, multi-billion-dollar market opportunities around fully virtualized data centers, cloud computing, virtualized desktops and clients, and next-generation backup and recovery. I am extremely proud of the EMC and VMware people around the world who achieved these results.”

Commenting further, Tucci said, “Customers are signaling more comfort spending their IT budgets, which gives EMC confidence in our ability to perform well and achieve our full-year 2009 targets. We are strategically aligned with the major technology shifts and well positioned to play a pivotal role in the IT industry for the next decade.”

David Goulden, EMC Executive Vice President and Chief Financial Officer, said, “EMC achieved solid sequential revenue and profit growth while continuing to generate strong free cash flow. Combined with a continued disciplined focus on cost control, this helped EMC deliver improved gross and operating margins, highlighting the resilience of our financial model and our crisp execution. We remain committed to driving growth and operating leverage through our business, while continuing to invest in strategic growth opportunities to further extend EMC’s market leadership.”

Third-Quarter Business Highlights

EMC’s Information Infrastructure business for the third quarter – comprising product and services revenue from Information Storage, RSA Security, and Content Management and Archiving – reached $3.03 billion, an increase of 8% sequentially. The Information Infrastructure business was driven by strong sequential growth of the market-leading EMC Symmetrix high-end storage systems including strong adoption of the new EMC Symmetrix V-Max line, EMC next-generation backup and recovery solutions and EMC Celerra unified storage systems. Further third-quarter highlights included customer demand for EMC’s RSA information security solutions, consumer and small business-focused Iomega products, content management and archiving solutions, and EMC’s broad consulting and professional services portfolio.

VMware (NYSE: VMW), which is majority-owned by EMC, contributed third-quarter revenue of $489 million.

EMC consolidated third-quarter revenue from the United States reached $1.90 billion, up 13% sequentially, and represented 54% of total third-quarter revenue. Revenue from EMC’s operations outside of the United States reached $1.62 billion, up 3% sequentially, and represented 46% of total third-quarter revenue.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not give effect to the potential impact of mergers, acquisitions, divestitures or business combinations that may be announced or closed after the date hereof. These statements supersede all prior statements regarding business outlook and certain items impacting 2009 set forth in prior EMC news releases.

All dollar amounts and percentages set forth below should be considered to be approximations.

•	Consolidated EMC revenues are expected to be $4.0 billion for the fourth quarter of 2009 and $13.9 billion for 2009.

•	Consolidated GAAP diluted earnings per share are expected to be $0.21 for the fourth quarter of 2009 and $0.55 for 2009.

•

Consolidated non-GAAP diluted earnings per share, excluding the impact of restructuring charges, stock-based compensation expense and intangible asset amortization, are expected to be $0.30 for the fourth quarter of 2009.

•

Consolidated non-GAAP diluted earnings per share, excluding the impact of restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and gains recognized from holdings in Data Domain and SpringSource common stock, are expected to be $0.87 for 2009.

•

Consolidated restructuring charges, stock-based compensation expense and intangible asset amortization are expected to be $0.01, $0.06 and $0.02 per diluted share, respectively, for the fourth quarter of 2009.

•

Consolidated restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization are expected to be $0.04, $0.21 and $0.08 per diluted share, respectively, for 2009. Offsetting these charges is a $0.01 per diluted share gain recognized from holdings in Data Domain and SpringSource common stock.

•

The consolidated GAAP income tax rate is expected to be 13% for 2009. Excluding the impact of restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and gains recognized from holdings in Data Domain and SpringSource common stock, which collectively impact the tax rate by 6%, the consolidated non-GAAP income tax rate is expected to be 19% for 2009.

•	The weighted average outstanding diluted shares are expected to be 2.12 billion for the fourth quarter of 2009.

•	In 2010, cost reduction actions are expected to generate savings of $500 million compared with 2008.

Supporting Resources

•	EMC will host its 2009 third-quarter earnings conference call today at 8:30 a.m. ET, which will be available on EMC’s web site at http://www.emc.com/about/investor-relations/index.htm

•	Additional information regarding EMC’s financials, as well as a webcast of the conference call, will be available at 8:30 a.m. ET at http://www.emc.com/about/investor-relations/index.htm

•	Visit http://ir.vmware.com for more information about VMware’s third-quarter financial results.

# # #

¹Items excluded from the non-GAAP results are gains on Data Domain and SpringSource common stock, restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization for the third quarter of 2009 and restructuring charge, special income tax benefit, stock-based compensation expense and intangible asset amortization for the third quarter of 2008. See attached schedules for reconciliation of GAAP to non-GAAP.

2The results for 2008 have been adjusted to give effect to the adoption of authoritative guidance relating to non-controlling interests and the accounting for convertible debt instruments.

EMC, Celerra, Symmetrix and V-Max are registered trademarks of EMC Corporation. RSA is a registered trademark of RSA Security Inc. VMware is a registered trademark of VMware, Inc. Iomega is a registered trademark of Iomega Corporation. Data Domain is a registered trademark of Data Domain, Inc. SpringSource is a registered trademark of SpringSource, Inc. All other trademarks used are the property of their respective owners.

Forward-Looking Statements

This release contains “forward-looking statements” as defined under the Federal Securities Laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) delays or reductions in information technology spending; (iii) our ability to protect our proprietary technology; (iv) risks associated with managing the growth of our business, including risks associated with acquisitions and investments and the challenges and costs of integration, restructuring and achieving anticipated synergies; (v) fluctuations in VMware, Inc.’s operating results and risks associated with trading of VMware stock; (vi) competitive factors, including but not limited to pricing pressures and new product introductions; (vii) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (viii) component and product quality and availability; (ix) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (x) insufficient, excess or obsolete inventory; (xi) war or acts of terrorism; (xii) the ability to attract and retain highly qualified employees; (xiii) fluctuating currency exchange rates; (xiv) litigation that we may be involved in; and (xv) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission. EMC disclaims any obligation to update any such forward-looking statements after the date of this release.

Use of Non-GAAP Financial Measures

This release contains non-GAAP financial measures. These non-GAAP financial measures, which are used as measures of EMC’s performance or liquidity, should be considered in addition to, not as a substitute for, measures of EMC’s financial performance or liquidity prepared in accordance with GAAP. EMC’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar terms used by other companies, and accordingly, care should be exercised in understanding how EMC defines its non-GAAP financial measures in this release.

Where specified in the accompanying schedules for various periods entitled “Reconciliation of GAAP to Non-GAAP,” certain items noted on each such specific schedule (including, where noted, amounts relating to gains on Data Domain and SpringSource common stock, restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization, special income tax benefit and restructuring charge) are excluded from the non-GAAP financial measures.

EMC’s management uses the non-GAAP financial measures in the accompanying schedules to gain an understanding of EMC’s comparative operating performance (when comparing such results with previous periods or forecasts) and future prospects and excludes the above-listed items from its internal financial statements for purposes of its internal budgets and each reporting segment’s financial goals. These non-GAAP financial measures are used by EMC’s management in their financial and operating decision-making because management believes they reflect EMC’s ongoing business in a manner that allows meaningful period-to-period comparisons. EMC’s management believes that these non-GAAP financial measures provide useful information to investors and others (a) in understanding and evaluating EMC’s current operating performance and future prospects in the same manner as management does, if they so choose, and (b) in comparing in a consistent manner the Company’s current financial results with the Company’s past financial results.

This release also includes disclosures regarding free cash flow which is a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs. EMC uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than capital expenditures and capitalized software development costs. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to make strategic acquisitions and investments, repurchase shares, service debt and fund ongoing operations. As free cash flow is not a measure of liquidity calculated in accordance with GAAP, free cash flow should be considered in addition to, but not as a substitute for, the analysis provided in the statement of cash flows.

All of the foregoing non-GAAP financial measures have limitations. Specifically, the non-GAAP financial measures that exclude the items noted above do not include all items of income and expense that affect EMC’s operations. Further, these non-GAAP financial measures are not prepared in accordance with GAAP, may not be comparable to non-GAAP financial measures used by other companies and do not reflect any benefit that such items may confer on EMC. Management compensates for these limitations by also considering EMC’s financial results as determined in accordance with GAAP.

EMC CORPORATION

Consolidated Income Statements

(in thousands, except per share amounts)

Unaudited

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
		(As Adjusted)		(As Adjusted)
Revenues:
Product sales	$2,200,581	$2,492,941	$6,174,971	$7,295,022
Services	1,317,049	1,222,651	3,750,773	3,564,503

	3,517,630	3,715,592	9,925,744	10,859,525

Cost and expenses:
Cost of product sales	1,107,400	1,156,063	3,177,935	3,350,199
Cost of services	470,013	500,809	1,380,559	1,512,641
Research and development	422,092	410,793	1,203,266	1,286,809
Selling, general and administrative	1,177,775	1,172,579	3,253,752	3,390,468
In-process research and development	—	—	—	79,204
Restructuring and acquisition-related charges	34,781	4,398	83,587	4,041

Operating income	305,569	470,950	826,645	1,236,163

Investment income	38,106	56,717	109,293	192,587
Interest expense	(46,227)	(44,501)	(135,928)	(131,614)
Other income (expense), net	28,022	(13,313)	17,281	(20,887)

Income before tax	325,470	469,853	817,291	1,276,249
Income tax provision	20,602	63,309	96,462	244,060

Net income	304,868	406,544	720,829	1,032,189
Less: Net income attributable to the non-controlling interests in VMware, Inc.	(6,688)	(13,133)	(23,348)	(27,007)

Net income attributable to EMC Corporation	$298,180	$393,411	$697,481	$1,005,182

Net income per weighted average share, basic:
common shareholders:	$0.15	$0.19	$0.35	$0.49

Net income per weighted average share, diluted:
common shareholders:	$0.14	$0.19	$0.34	$0.48

Weighted average shares, basic	2,027,347	2,048,594	2,015,920	2,060,952

Weighted average shares, diluted	2,065,951	2,077,474	2,038,984	2,095,116

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended September 30, 2009

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Income (Expense), net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$3,517,630	$1,577,413	$422,092	$1,177,775	$34,781	$305,569	$19,901	$325,470	$20,602	$304,868	$(6,688)	$298,180	$0.147	$0.144

Gain on Data Domain and SpringSource common stock	—	—	—	—	—	—	(25,822)	(25,822)	—	(25,822)	1,025	(24,797)	$(0.012)	$(0.012)

Restructuring and acquisition-related charges	—	(12,485)	—	—	(34,781)	47,266	—	47,266	14,724	32,542	(135)	32,407	$0.016	$0.016

EMC Consolidated Adjusted (1)	3,517,630	1,564,928	422,092	1,177,775	—	352,835	(5,921)	346,914	35,326	311,588	(5,798)	305,790	$0.151	$0.148

Stock-based compensation expense	—	(27,106)	(62,557)	(99,915)	—	189,578	—	189,578	47,078	142,500	(9,181)	133,319	$0.066	$0.065

Intangible asset amortization	—	(34,121)	(3,261)	(25,903)	—	63,285	—	63,285	21,651	41,634	(405)	41,229	$0.020	$0.020

EMC Consolidated Non-GAAP (2)	$3,517,630	$1,503,701	$356,274	$1,051,957	$—	$605,698	$(5,921)	$599,777	$104,055	$495,722	$(15,384)	$480,338	$0.237	$0.232

EMC Information Infrastructure GAAP	$3,028,725	$1,481,485	$289,715	$944,637	$34,008	$278,880	$14,334	$293,214	$26,897	$266,317	$—	$266,317	$0.131	$0.129

Gain on Data Domain common stock	—	—	—	—	—	—	(19,963)	(19,963)	—	(19,963)	—	(19,963)	$(0.010)	$(0.010)

Restructuring and acquisition-related charges	—	(12,485)	—	—	(34,008)	46,493	—	46,493	14,724	31,769	—	31,769	$0.016	$0.015

EMC Information Infrastructure Adjusted (3)	3,028,725	1,469,000	289,715	944,637	—	325,373	(5,629)	319,744	41,621	278,123	—	278,123	$0.137	$0.135

Stock-based compensation expense	—	(17,608)	(28,307)	(76,146)	—	122,061	—	122,061	32,023	90,038	—	90,038	$0.044	$0.044

Intangible asset amortization	—	(31,228)	(3,221)	(25,389)	—	59,838	—	59,838	20,518	39,320	—	39,320	$0.019	$0.019

EMC Information Infrastructure Non-GAAP (4)	$3,028,725	$1,420,164	$258,187	$843,102	$—	$507,272	$(5,629)	$501,643	$94,162	$407,481	$—	$407,481	$0.201	$0.197

VMware standalone GAAP	$489,751	$96,073	$133,509	$236,933	$—	$23,236	$8,638	$31,874	$(6,345)	$38,219	$—	$38,219	$0.019	$0.018

GAAP adjustments and eliminations	(846)	(145)	(1,132)	(3,795)	773	3,453	(3,071)	382	50	332	(6,688)	(6,356)	$(0.003)	$(0.003)

VMware within EMC GAAP (5)	488,905	95,928	132,377	233,138	773	26,689	5,567	32,256	(6,295)	38,551	(6,688)	31,863	$0.016	$0.015

Gain on SpringSource common stock	—	—	—	—	—	—	(5,859)	(5,859)	—	(5,859)	1,025	(4,834)	$(0.002)	$(0.002)

Acquisition-related charges	—	—	—	—	(773)	773	—	773	—	773	(135)	638	$—	$—

VMware within EMC Adjusted (6)	488,905	95,928	132,377	233,138	—	27,462	(292)	27,170	(6,295)	33,465	(5,798)	27,667	$0.014	$0.013

Stock-based compensation expense	—	(9,498)	(34,250)	(23,769)	—	67,517	—	67,517	15,055	52,462	(9,181)	43,281	$0.021	$0.021

Intangible asset amortization	—	(2,893)	(40)	(514)	—	3,447	—	3,447	1,133	2,314	(405)	1,909	$0.001	$0.001

VMware within EMC Non-GAAP (7)	$488,905	$83,537	$98,087	$208,855	$—	$98,426	$(292)	$98,134	$9,893	$88,241	$(15,384)	$72,857	$0.036	$0.035

										Wtd. Average Share O/S			2,027,347	2,065,951

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended September 30, 2009

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Income (Expense), net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(27,483)	$(27,483)	$(9,153)	$(18,330)	$—	$(18,330)	$(0.009)	$(0.009)
Transition costs (9)	—	789	3,159	12,825	—	(16,773)	—	(16,773)	(4,943)	(11,830)	—	$(11,830)	$(0.006)	$(0.006)

	$—	$789	$3,159	$12,825	$—	$(16,773)	$(27,483)	$(44,256)	$(14,096)	$(30,160)	$—	$(30,160)	$(0.015)	$(0.015)

(1)	Represents EMC Consolidated GAAP excluding gain on Data Domain and SpringSource common stock and restructuring and acquisition-related charges.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible asset amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding gain on Data Domain common stock and restructuring and acquisition-related charges.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible asset amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding gain on SpringSource common stock and acquisition-related charges.
(7)	Represents VMware within EMC excluding stock-based compensation expense and intangible asset amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended September 30, 2008

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring Charge	Operating Income	Other Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$3,715,592	$1,656,872	$410,793	$1,172,579	$4,398	$470,950	$(1,097)	$469,853	$63,309	$406,544	$(13,133)	$393,411	$0.192	$0.189

Restructuring charge	—	—	—	—	(4,398)	4,398	—	4,398	2,990	1,408	—	1,408	$0.001	$0.001

Special income tax benefit	—	—	—	—	—	—	—	—	17,803	(17,803)	—	(17,803)	$(0.009)	$(0.009)

EMC Consolidated Adjusted (1)	3,715,592	1,656,872	410,793	1,172,579	—	475,348	(1,097)	474,251	84,102	390,149	(13,133)	377,016	$0.184	$0.181

Stock-based compensation expense	—	(21,052)	(36,734)	(60,475)	—	118,261	—	118,261	27,630	90,631	(4,437)	86,194	$0.042	$0.041

Intangible asset amortization	—	(40,737)	(2,804)	(28,428)	—	71,969	—	71,969	24,725	47,244	(500)	46,744	$0.023	$0.023

EMC Consolidated Non-GAAP (2)	$3,715,592	$1,595,083	$371,255	$1,083,676	$—	$665,578	$(1,097)	$664,481	$136,457	$528,024	$(18,070)	$509,954	$0.249	$0.245

EMC Information Infrastructure GAAP	$3,243,732	$1,582,588	$326,204	$963,428	$4,398	$367,114	$(2,342)	$364,772	$42,785	$321,987	$—	$321,987	$0.157	$0.155

Restructuring charge	—	—	—	—	(4,398)	4,398	—	4,398	2,990	1,408	—	1,408	$0.001	$0.001

Special income tax benefit	—	—	—	—	—	—	—	—	17,803	(17,803)	—	(17,803)	$(0.009)	$(0.009)

EMC Information Infrastructure Adjusted (3)	3,243,732	1,582,588	326,204	963,428	—	371,512	(2,342)	369,170	63,578	305,592	—	305,592	$0.149	$0.147

Stock-based compensation expense	—	(15,251)	(21,184)	(44,414)	—	80,849	—	80,849	18,371	62,478	—	62,478	$0.030	$0.030

Intangible asset amortization	—	(37,208)	(2,804)	(26,882)	—	66,894	—	66,894	22,823	44,071	—	44,071	$0.022	$0.021

EMC Information Infrastructure Non-GAAP (4)	$3,243,732	$1,530,129	$302,216	$892,132	$—	$519,255	$(2,342)	$516,913	$104,772	$412,141	$—	$412,141	$0.201	$0.198

VMware standalone GAAP	$472,121	$74,454	$85,315	$211,332	$—	$101,020	$2,510	$103,530	$20,242	$83,288	$—	$83,288	$0.041	$0.040

GAAP adjustments and eliminations	(261)	(170)	(726)	(2,181)	—	2,816	(1,265)	1,551	282	1,269	(13,133)	(11,864)	$(0.006)	$(0.006)

VMware within EMC GAAP (5)	471,860	74,284	84,589	209,151	—	103,836	1,245	105,081	20,524	84,557	(13,133)	71,424	$0.035	$0.034

Stock-based compensation expense	—	(5,801)	(15,550)	(16,061)	—	37,412	—	37,412	9,259	28,153	(4,437)	23,716	$0.012	$0.011

Intangible asset amortization	—	(3,529)	—	(1,546)	—	5,075	—	5,075	1,902	3,173	(500)	2,673	$0.001	$0.001

VMware within EMC Non-GAAP (6)	$471,860	$64,954	$69,039	$191,544	$—	$146,323	$1,245	$147,568	$31,685	$115,883	$(18,070)	$97,813	$0.048	$0.047

										Wtd. Average Share O/S			2,048,594	2,077,474

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended September 30, 2008

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring Charge	Operating Income	Other Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
Non-cash interest expense on convertible debt (7)	$—	$—	$—	$—	$—	$—	$(26,009)	$(26,009)	$(8,143)	$(17,866)	$—	$(17,866)	$(0.009)	$(0.009)

(1)	Represents EMC Consolidated GAAP excluding restructuring charge and special income tax benefit.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible asset amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding restructuring charge and special income tax benefit.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible asset amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC excluding stock-based compensation expense and intangible asset amortization.
(7)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.

Note: schedule may not add due to rounding

EMC CORPORATION

Consolidated Balance Sheets

(in thousands, except per share amounts)

Unaudited

	September 30, 2009	December 31, 2008
		(As Adjusted)
ASSETS
Current assets:
Cash and cash equivalents	$5,518,359	$5,843,685
Short-term investments	617,535	963,292
Accounts and notes receivable, less allowance for doubtful accounts of $50,500 and $48,080	1,864,121	2,252,640
Inventories	810,925	842,803
Deferred income taxes	486,463	477,101
Other current assets	331,162	285,508

Total current assets	9,628,565	10,665,029
Long-term investments	2,291,672	2,370,493
Property, plant and equipment, net	2,218,632	2,223,007
Intangible assets, net	1,245,447	795,616
Goodwill, net	9,222,725	7,046,799
Other assets, net	944,703	773,631

Total assets	$25,551,744	$23,874,575

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$819,204	$757,405
Accrued expenses	1,864,892	1,901,884
Securities lending payable	—	412,321
Income taxes payable	13,378	136,802
Deferred revenue	2,220,602	2,010,024

Total current liabilities	4,918,076	5,218,436
Income taxes payable	241,506	255,182
Deferred revenue	1,257,876	1,182,360
Deferred income taxes	582,633	389,787
Long-term convertible debt	3,072,505	2,991,943
Other liabilities	212,880	180,917

Total Liabilities	10,285,476	10,218,625

Commitments and contingencies
EMC Corporation’s Shareholders’ equity:
Preferred stock, par value $.01; authorized 25,000 shares, none outstanding	—	—
Common stock, par value $.01; authorized 6,000,000 shares; issued 2,039,822 and 2,012,938 shares	20,398	20,129
Additional paid-in capital	3,536,678	2,817,054
Retained earnings	11,368,693	10,671,212
Accumulated other comprehensive loss	(118,369)	(179,952)

Total EMC Corporation’s shareholders’ equity	14,807,400	13,328,443
Non-controlling interest in VMware, Inc.	458,868	327,507

Total shareholders’ equity	15,266,268	13,655,950

Total liabilities and shareholders’ equity	$25,551,744	$23,874,575

EMC CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

Unaudited

	Nine Months Ended
	September 30, 2009	September 30, 2008
		(As Adjusted)
Cash flows from operating activities:
Cash received from customers	$10,600,727	$11,437,259
Cash paid to suppliers and employees	(8,098,216)	(8,842,798)
Dividends and interest received	95,024	192,651
Interest paid	(39,550)	(55,270)
Income taxes paid	(232,257)	(233,500)

Net cash provided by operating activities	2,325,728	2,498,342

Cash flows from investing activities:
Additions to property, plant and equipment	(277,589)	(490,066)
Capitalized software development costs	(222,432)	(209,441)
Purchases of short and long-term available for sale securities	(4,224,872)	(2,200,508)
Sales and maturities of short and long-term available for sale securities	4,880,173	2,766,087
Acquisitions, net of cash acquired	(2,664,141)	(678,218)
Increase in strategic and other related investments	(152,667)	(4,410)

Net cash used in investing activities	(2,661,528)	(816,556)

Cash flows from financing activities:
Issuance of EMC’s common stock from the exercise of stock options	226,276	176,774
Issuance of VMware’s common stock from the exercise of stock options	166,523	167,417
Repayments on securities lending	(412,321)	—
Repurchase of EMC’s common stock	—	(1,119,986)
Excess tax benefits from stock-based compensation	25,355	96,046
Payment of short and long-term obligations	(19,836)	(5,678)
Proceeds from short and long-term obligations	1,615	2,125

Net cash used in financing activities	(12,388)	(683,302)

Effect of exchange rate changes on cash	22,862	(6,995)

Net (decrease) increase in cash and cash equivalents	(325,326)	991,489
Cash and cash equivalents at beginning of period	5,843,685	4,482,211

Cash and cash equivalents at end of period	$5,518,359	$5,473,700

Reconciliation of net income to net cash provided by operating activities:
Net income	$720,829	$1,032,189
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	791,043	785,871
Non-cash interest expense on convertible debt	80,562	76,286
Non-cash restructuring and in-process research and development	22,138	80,705
Stock-based compensation expense	420,947	357,668
Increase in provision for doubtful accounts	15,160	16,615
Deferred income taxes, net	8,101	588
Excess tax benefits from stock-based compensation	(25,355)	(96,046)
Gain on Data Domain and SpringSource common stock	(25,822)	—
Other	(13,567)	(4,135)
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable	455,116	270,942
Inventories	(61,265)	4,039
Other assets	(35,483)	(68,180)
Accounts payable	66,868	14,096
Accrued expenses	(175,982)	(286,691)
Income taxes payable	(143,896)	4,326
Deferred revenue	204,707	290,177
Other liabilities	21,627	19,892

Net cash provided by operating activities	$2,325,728	$2,498,342

EMC Corporation

Reconciliation of Cash Flow from Operations to Free Cash Flow

(in thousands)

Unaudited

	Three Months Ended		Nine Months Ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
EMC Consolidated

Cash flow from Operations	$887,649	$961,473	$2,325,728	$2,498,342

Capital Expenditures	(72,077)	(163,617)	(277,589)	(490,066)

Capitalized Software	(70,658)	(90,593)	(222,432)	(209,441)

Free Cash Flow	$744,914	$707,263	$1,825,707	$1,798,835

VMware within EMC

Cash flow from Operations	$196,516	$238,544	$662,810	$471,301

Capital Expenditures	(18,455)	(32,042)	(66,104)	(118,385)

Capitalized Software	(8,844)	(37,961)	(53,524)	(53,895)

Free Cash Flow	$169,217	$168,541	$543,182	$299,021

EMC Information Infrastructure

Cash flow from Operations	$691,133	$722,929	$1,662,918	$2,027,041

Capital Expenditures	(53,622)	(131,575)	(211,485)	(371,681)

Capitalized Software	(61,814)	(52,632)	(168,908)	(155,546)

Free Cash Flow	$575,697	$538,722	$1,282,525	$1,499,814

Free cash flow for the three and nine months ended September 30, 2009 includes intercompany tax payments of $8.0 million and $93.4 million, respectively, from EMC Information Infrastructure to VMware within EMC.

EMC Corporation

Reconciliation of GAAP to Non-GAAP

(in thousands)

Unaudited

	Income Before Tax	Tax Provision	Tax Rate

EMC Consolidated GAAP	$325,470	$20,602	6%
Stock-based compensation expense	189,578	47,078	25%
Intangible asset amortization	63,285	21,651	34%
Restructuring and acquisition-related charges	47,266	14,724	31%
Gain on Data Domain and SpringSource common stock	(25,822)	—	0%

EMC Consolidated Non-GAAP	$599,777	$104,055	17%

EMC Corporation

Reconciliation of EMC Information Infrastructure Gross Margin GAAP to Non-GAAP

(in thousands)

Unaudited

	Q1 ‘07	Q2 ‘07	Q3 ‘07	Q4 ‘07	Q1 ‘08	Q2 ‘08	Q3 ‘08	Q4 ‘08	Q1 ‘09	Q2 ‘09	Q3 ‘09
EMC Information Infrastructure Gross Margin GAAP	$1,356,449	$1,452,198	$1,526,004	$1,774,212	$1,548,285	$1,656,440	$1,661,144	$1,783,145	$1,287,536	$1,369,676	$1,547,240
Less: Stock-based compensation expense	13,028	12,456	12,652	10,557	12,136	12,486	15,251	16,665	14,233	15,224	17,608
Intangible asset amortization	23,792	23,970	25,003	26,011	35,888	36,974	37,208	37,253	27,853	27,778	31,228
Acquisition-related charges	—	—	—	—	—	—	—	—	—	—	12,485

EMC Information Infrastructure Gross Margin Non-GAAP	$1,393,269	$1,488,624	$1,563,659	$1,810,780	$1,596,309	$1,705,900	$1,713,603	$1,837,063	$1,329,622	$1,412,678	$1,608,561

Revenues	$2,718,987	$2,826,575	$2,945,463	$3,418,367	$3,031,889	$3,221,299	$3,243,732	$3,502,307	$2,680,361	$2,802,239	$3,028,725
% GAAP	49.9%	51.4%	51.8%	51.9%	51.1%	51.4%	51.2%	50.9%	48.0%	48.9%	51.1%
% Non-GAAP	51.2%	52.7%	53.1%	53.0%	52.7%	53.0%	52.8%	52.5%	49.6%	50.4%	53.1%

EMC Corporation

Reconciliation of EMC Information Infrastructure Operating Margin GAAP to Non-GAAP

(in thousands)

Unaudited

	Q1 ‘07	Q2 ‘07	Q3 ‘07	Q4 ‘07	Q1 ‘08	Q2 ‘08	Q3 ‘08	Q4 ‘08	Q1 ‘09	Q2 ‘09	Q3 ‘09
EMC Information Infrastructure Operating Margin GAAP	$308,372	$346,018	$391,816	$479,218	$263,370	$391,523	$367,114	$228,453	$170,216	$220,545	$278,880
Less: Restructuring and acquisition-related charges	—	—	—	34,901	79,204	—	4,398	240,694	15,572	33,234	46,493
Stock-based compensation expense	71,703	71,233	68,896	61,627	74,460	75,424	80,849	94,824	60,949	67,156	122,061
Intangible asset amortization	41,958	42,308	44,280	50,510	62,149	65,038	66,894	68,263	55,879	56,143	59,838

EMC Information Infrastructure Operating Margin Non-GAAP	$422,033	$459,559	$504,992	$626,256	$479,183	$531,985	$519,255	$632,234	$302,616	$377,078	$507,272

Revenues	$2,718,987	$2,826,575	$2,945,463	$3,418,367	$3,031,889	$3,221,299	$3,243,732	$3,502,307	$2,680,361	$2,802,239	$3,028,725
% GAAP	11.3%	12.2%	13.3%	14.0%	8.7%	12.2%	11.3%	6.5%	6.4%	7.9%	9.2%
% Non-GAAP	15.5%	16.3%	17.1%	18.3%	15.8%	16.5%	16.0%	18.1%	11.3%	13.5%	16.7%

EMC Corporation

Supplemental

Revenue Analysis

(in thousands)

Unaudited

Supplemental Revenue Data

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	YTD 2008	Q1 2009	Q2 2009	Q3 2009
Storage:
Product Revenue	$1,903,639	$2,018,026	$2,056,498	$2,285,366	$8,263,529	$1,572,408	$1,632,309	$1,818,230
Services Revenue	808,190	855,221	851,825	853,539	3,368,775	790,932	842,558	880,807

Total Storage Revenue	$2,711,829	$2,873,247	$2,908,323	$3,138,905	$11,632,304	$2,363,340	$2,474,867	$2,699,037

Content Management and Archiving:
Product Revenue	$61,128	$73,415	$62,576	$81,054	$278,173	$58,710	$60,792	$58,209
Services Revenue	124,075	130,591	125,493	127,316	507,475	115,605	119,445	118,979

Total Content Management and Archiving Revenue	$185,203	$204,006	$188,069	$208,370	$785,648	$174,315	$180,237	$177,188

Security:
Product Revenue	$81,683	$89,067	$88,779	$95,534	$355,063	$80,671	$84,080	$84,080
Services Revenue	53,174	54,979	58,561	59,498	226,212	62,035	63,055	68,420

Total Security Revenue	$134,857	$144,046	$147,340	$155,032	$581,275	$142,706	$147,135	$152,500

EMC Information Infrastructure:
Product Revenue	$2,046,450	$2,180,508	$2,207,853	$2,461,954	$8,896,765	$1,711,789	$1,777,181	$1,960,519
Services Revenue	985,439	1,040,791	1,035,879	1,040,353	4,102,462	968,572	1,025,058	1,068,206

Total EMC Information Infrastructure Revenue	$3,031,889	$3,221,299	$3,243,732	$3,502,307	$12,999,227	$2,680,361	$2,802,239	$3,028,725

VMware:
Product Revenue	$293,980	$281,143	$285,088	$314,840	$1,175,051	$257,331	$228,089	$240,062
Services Revenue	144,190	171,432	186,772	199,491	701,885	213,070	227,024	248,843

Total VMware Revenue	$438,170	$452,575	$471,860	$514,331	$1,876,936	$470,401	$455,113	$488,905

Consolidated Revenues
Product Revenue	$2,340,430	$2,461,651	$2,492,941	$2,776,794	$10,071,816	$1,969,120	$2,005,270	$2,200,581
Services Revenue	1,129,629	1,212,223	1,222,651	1,239,844	4,804,347	1,181,642	1,252,082	1,317,049

Total Consolidated Revenues	$3,470,059	$3,673,874	$3,715,592	$4,016,638	$14,876,163	$3,150,762	$3,257,352	$3,517,630

Percentage impact to EMC revenue growth rate due to changes in exchange rates from the prior year	2.3%	2.7%	1.2%	(2.3)%	0.8%	(3.5)%	(3.7)%	(1.3)%